Fidelity®

Trend

Fund

Semiannual Report

June 30, 2002

(2_fidelity_logos)

(Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Investors' growing doubts about the integrity of Corporate America's bookkeeping factored heavily into the substandard performance of U.S. equity markets for the first half of 2002. Fixed-income markets provided some respite for investors, offering moderate but steady gains throughout the first half of the year.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended June 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Trend	-13.25%	-18.83%	1.53%	107.27%
S&P 500®	-13.16%	-17.99%	19.70%	195.16%
Growth Funds Average	-15.06%	-21.01%	14.20%	163.25%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,113 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended June 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Trend	-18.83%	0.30%	7.56%
S&P 500	-17.99%	3.66%	11.43%
Growth Funds Average	-21.01%	2.23%	9.57%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Trend Fund on June 30, 1992. As the chart shows, by June 30, 2002, the value of the investment would have grown to $20,727 - a 107.27% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $29,516 - a 195.16% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The LipperSM large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of June 30, 2002, the six month, one year, five year and 10 year cumulative total returns for the large-cap core funds average were -13.66%, -19.06%, 11.66%, and 154.10%, respectively; and the one year, five year and 10 year average annual total returns were -19.06%, 2.06%, and 9.57%, respectively. The six month, one year, five year and 10 year cumulative total returns for the large-cap supergroup average were -14.84%, -20.60%, 10.95%, and 153.38%, respectively; and the one year, five year and 10 year average annual total returns were -20.60%, 1.85%, and 9.48%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

From Enron to ImClone to WorldCom, a series of alleged fraudulent accounting practices and other questionable corporate activities rocked investors' trust in the integrity of Corporate America during the six-month period ending June 30, 2002. As a result, money flowed out of equities as fast as reports of new scandals poured in. Many CEOs and corporations were caught in the net of suspicion that blanketed the markets - even the White House and the queen of home decorating came under pressure for their association with the companies involved. With all eyes focused on balance sheets and bookkeeping, it seemed many failed to notice the positive reports coming from the economic front. First quarter GDP - gross domestic product - was surprisingly strong; productivity soared to levels not reached in years; consumer spending continued to be resilient; and the Federal Reserve Board bypassed several opportunities to raise interest rates, leaving them at 40-year lows. Unfortunately, pessimism overwhelmed optimism and left the equity markets with negative returns for the first half of 2002. In that time, the blue-chip bellwether Dow Jones Industrial AverageSM slipped 6.90%, the NASDAQ Composite® Index declined 24.85% and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 13.16%.

(Portfolio Manager photograph)
An interview with Ramin Arani, Portfolio Manager of Fidelity Trend Fund

Q. How did the fund perform, Ramin?

A. For the six months ending June 30, 2002, the fund lost 13.25%, in line with the 13.16% decline of the Standard & Poor's 500 Index. However, the fund outperformed the growth funds average tracked by Lipper Inc, which fell 15.06%. For the 12 months ending June 30, 2002, the fund lost 18.83%, versus declines of 17.99% and 21.01% for the S&P 500 and the Lipper average, respectively.

Q. What factors were instrumental in the fund's performance compared with the S&P 500 and the Lipper average during the six-month period?

A. Underweighting the technology sector aided the fund relative to the S&P 500 and the Lipper average, as tech stocks fell sharply during the period. Other factors that helped us versus the index included overweightings in the defense and aerospace, capital goods and gaming industries, and underweightings in the weak telecommunication services and utilities sectors. Within technology, however, a sizable overweighting in Microsoft was detrimental to our results, as the software giant's share price gave back some of its gains from 2001. Underweighting financials also detracted from our performance compared with the S&P 500 because that sector held up better than most in a very volatile market environment.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What were you buying as you lightened up on technology?

A. I increased our energy exposure, particularly in the energy services segment. I was attracted by the fact that inventories remained fairly tight and the members of OPEC - the Organization of Petroleum Exporting Countries - were able to stick to their production quotas for the most part, which kept oil prices at relatively high levels despite softer worldwide demand. Depletion rates - that is, the speed at which a well is exhausted - of new wells for both oil and gas continued to rise. Additionally, the prospect of an imminent, if subdued, economic recovery increased the likelihood of stepped-up exploration activities by the large integrated energy companies, which boded well for drillers and other energy service companies.

Q. Which stocks contributed most to the fund's performance?

A. Lockheed Martin, a defense contractor, was the top contributor. The company won some lucrative new contracts and was one of a select few firms to deliver accelerating earnings growth. Additionally, investors liked the company's longer-term prospects due to increased spending by the U.S. Department of Defense in response to the growing threat of global terrorism. Coca-Cola benefited from a modest valuation at the beginning of the period, as well as accelerating sales since its recent change in senior management. My decision to invest in Harrah's Entertainment, a casino holding that helped our performance, was the result of a trip to Las Vegas for the purpose of assessing how rapidly the casino industry was recovering from the September 11 terrorist attacks.

Q. What stocks were losers during the period?

A. General Electric (GE) was our biggest detractor as well as one of our largest holdings. Amid investors' increasing reluctance to invest in complex companies with hard-to-understand accounting procedures, GE was one of the casualties. Another core holding that did poorly was Microsoft - as I mentioned earlier - which declined in response to mediocre demand for personal computers so far in 2002. Finally, IBM was sidetracked by accounting issues, in addition to being penalized for scaling back its earnings estimates. I underweighted both GE and IBM, with the result that both were positive contributors on a relative basis.

Q. What's your outlook, Ramin?

A. The period's sharp decline brought the valuations of many companies down to attractive territory. As the market declined near the end of the period, I added to our technology holdings and will look to add further in a variety of cyclical sectors - but only if the price is right. One of the worst things you can do in this kind of market is chase stocks and end up paying too much for them. I'm also on the lookout for sectors that were plagued by overcapacity that is now being alleviated. Investors are often slow to react to such situations before they become obvious, but with Fidelity's resources I can often identify them early enough to add some real value.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in equity securities of companies likely to benefit from economic, financial or market trends

Fund number: 005

Trading symbol: FTRNX

Start date: June 16, 1958

Size: as of June 30, 2002, more than $834 million

Manager: Ramin Arani, since 2000; manager, Fidelity Select Health Care Portfolio and Fidelity Advisor Health Care Fund, 1999-2000; Fidelity Select Retailing Portfolio, 1997-1999; joined Fidelity in 1992

3

Ramin Arani discusses opportunities in sectors with overcapacity:

"Overcapacity has resulted in difficult times for a number of industries, including technology and telecommunications. However, there is often opportunity when the overcapacity begins to disappear. One example is the copper market. Although the construction industry - a prime source of demand for copper - has remained strong, a plentiful supply has resulted in falling copper prices since the middle of 1995. As a result, a number of copper mines have closed because they couldn't operate at a profit, and the supply of copper has come more into balance with demand. If there is any significant increase in demand as the economy firms, copper stocks could be a good place to invest.

"Another good example is investment banking. During a sustained period of declining stock prices, the demand for investment banking services plummets because there are fewer initial public offerings, secondary offerings, and mergers and acquisitions. Being service providers with relatively few fixed costs, investment banks can easily cut their costs during lean times by trimming personnel. They have done so aggressively since the stock market peaked early in 2000, with the result that any pickup in demand could be accompanied by healthy earnings increases."

Semiannual Report

Investment Changes

Top Ten Stocks as of June 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	4.8	5.0
General Electric Co.	3.2	3.7
Pfizer, Inc.	3.1	3.2
The Coca-Cola Co.	2.6	1.8
American International Group, Inc.	2.5	2.1
Citigroup, Inc.	2.2	2.5
ChevronTexaco Corp.	1.8	1.6
Philip Morris Companies, Inc.	1.7	1.3
Exxon Mobil Corp.	1.6	1.5
Merck & Co., Inc.	1.6	0.4
	25.1
Top Five Market Sectors as of June 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.2	14.8
Health Care	14.9	16.8
Information Technology	14.5	19.7
Consumer Discretionary	13.8	13.1
Industrials	11.7	11.3
Asset Allocation (% of fund's net assets)
As of June 30, 2002 *		As of December 31, 2001 **
	Stocks 96.5%		Stocks 98.2%
	Convertible Securities 0.4%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 1.4%
* Foreign investments	2.6%	** Foreign investments	2.4%

Semiannual Report

Investments June 30, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.7%
Auto Components - 0.1%
TRW, Inc.	9,000	$ 513
Hotels, Restaurants & Leisure - 1.5%
Harrah's Entertainment, Inc. (a)	42,400	1,880
McDonald's Corp.	118,800	3,380
MGM Mirage, Inc. (a)	60,700	2,049
Outback Steakhouse, Inc. (a)	31,200	1,095
Wendys International, Inc.	112,000	4,461
		12,865
Household Durables - 1.3%
Black & Decker Corp.	36,800	1,774
Leggett & Platt, Inc.	122,600	2,869
Maytag Corp.	22,120	943
Mohawk Industries, Inc. (a)	66,451	4,089
Pulte Homes, Inc.	17,500	1,006
		10,681
Internet & Catalog Retail - 0.3%
Amazon.com, Inc. (a)	39,900	648
USA Interactive (a)	79,900	1,874
		2,522
Leisure Equipment & Products - 0.1%
Mattel, Inc.	50,300	1,060
Media - 5.0%
AOL Time Warner, Inc. (a)	558,050	8,209
Belo Corp. Series A	58,200	1,316
Clear Channel Communications, Inc. (a)	80,412	2,575
Comcast Corp. Class A (special) (a)	98,300	2,343
EchoStar Communications Corp. Class A (a)	84,800	1,574
Fox Entertainment Group, Inc. Class A (a)	151,800	3,302
Gannett Co., Inc.	42,500	3,226
General Motors Corp. Class H (a)	121,200	1,260
Lamar Advertising Co. Class A (a)	47,400	1,764
Liberty Media Corp. Class A (a)	217,100	2,171
McGraw-Hill Companies, Inc.	20,000	1,194
The New York Times Co. Class A	20,000	1,030
Tribune Co.	27,900	1,214
Univision Communications, Inc. Class A (a)	76,000	2,386
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Viacom, Inc.:
Class A (a)	21,350	$ 949
Class B (non-vtg.) (a)	160,750	7,132
		41,645
Multiline Retail - 3.0%
Big Lots, Inc. (a)	111,600	2,196
Costco Wholesale Corp. (a)	41,100	1,587
Kohls Corp. (a)	63,800	4,471
Target Corp.	106,000	4,039
Wal-Mart Stores, Inc.	225,100	12,383
		24,676
Specialty Retail - 2.0%
Aeropostale, Inc.	600	16
Gap, Inc.	129,300	1,836
Home Depot, Inc.	54,950	2,018
Limited Brands, Inc.	53,790	1,146
Lowe's Companies, Inc.	147,500	6,697
Office Depot, Inc. (a)	311,200	5,228
		16,941
Textiles Apparel & Luxury Goods - 0.4%
Jones Apparel Group, Inc. (a)	29,000	1,088
NIKE, Inc. Class B	19,400	1,041
Polo Ralph Lauren Corp. Class A (a)	36,500	818
		2,947
TOTAL CONSUMER DISCRETIONARY		113,850
CONSUMER STAPLES - 9.9%
Beverages - 4.3%
Anheuser-Busch Companies, Inc.	80,600	4,030
PepsiCo, Inc.	206,070	9,933
The Coca-Cola Co.	396,500	22,204
		36,167
Food & Drug Retailing - 0.7%
CVS Corp.	139,400	4,266
Whole Foods Market, Inc. (a)	30,600	1,476
		5,742
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - 0.3%
Wm. Wrigley Jr. Co.	52,200	$ 2,889
Household Products - 1.4%
Colgate-Palmolive Co.	50,000	2,503
Kimberly-Clark Corp.	53,100	3,292
Procter & Gamble Co.	65,400	5,840
		11,635
Personal Products - 1.5%
Avon Products, Inc.	39,400	2,058
Gillette Co.	298,100	10,097
		12,155
Tobacco - 1.7%
Philip Morris Companies, Inc.	325,300	14,209
TOTAL CONSUMER STAPLES		82,797
ENERGY - 8.1%
Energy Equipment & Services - 2.5%
Cooper Cameron Corp. (a)	52,900	2,561
ENSCO International, Inc.	85,000	2,317
Global Industries Ltd. (a)	101,000	706
GlobalSantaFe Corp.	4,300	118
Grant Prideco, Inc. (a)	2,700	37
Nabors Industries Ltd. (a)	78,800	2,782
National-Oilwell, Inc. (a)	38,400	808
Noble Corp. (a)	12,800	494
Rowan Companies, Inc.	137,100	2,941
Schlumberger Ltd. (NY Shares)	77,800	3,618
Smith International, Inc. (a)	31,100	2,121
Transocean, Inc.	26,000	810
Weatherford International Ltd. (a)	42,500	1,836
		21,149
Oil & Gas - 5.6%
ChevronTexaco Corp.	166,919	14,772
Conoco, Inc.	247,100	6,869
Exxon Mobil Corp.	329,630	13,488
Occidental Petroleum Corp.	39,200	1,176
Phillips Petroleum Co.	72,400	4,263
Premcor, Inc.	110,600	2,845
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Royal Dutch Petroleum Co. (NY Shares)	40,000	$ 2,211
Valero Energy Corp.	27,700	1,037
		46,661
TOTAL ENERGY		67,810
FINANCIALS - 17.2%
Banks - 5.1%
Bank of America Corp.	157,800	11,103
Bank One Corp.	147,600	5,680
Fifth Third Bancorp	74,000	4,932
FleetBoston Financial Corp.	196,900	6,370
U.S. Bancorp, Delaware	77,500	1,810
Wachovia Corp.	169,923	6,488
Wells Fargo & Co.	130,300	6,523
		42,906
Diversified Financials - 7.3%
American Express Co.	159,300	5,786
Charles Schwab Corp.	147,000	1,646
Citigroup, Inc.	473,377	18,343
Fannie Mae	95,600	7,051
Freddie Mac	143,600	8,788
Goldman Sachs Group, Inc.	9,100	667
Household International, Inc.	34,000	1,690
J.P. Morgan Chase & Co.	59,880	2,031
Lehman Brothers Holdings, Inc.	54,500	3,407
Merrill Lynch & Co., Inc.	182,100	7,375
Morgan Stanley	87,800	3,782
		60,566
Insurance - 4.8%
ACE Ltd.	89,700	2,835
AFLAC, Inc.	57,500	1,840
Allstate Corp.	117,200	4,334
American International Group, Inc.	300,337	20,492
Hartford Financial Services Group, Inc.	48,600	2,890
MetLife, Inc.	101,500	2,923
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Prudential Financial, Inc.	83,800	$ 2,796
XL Capital Ltd. Class A	22,400	1,897
		40,007
TOTAL FINANCIALS		143,479
HEALTH CARE - 14.9%
Biotechnology - 1.0%
Amgen, Inc. (a)	37,700	1,579
Biogen, Inc. (a)	57,500	2,382
Geneprot, Inc. (d)	62,000	682
Gilead Sciences, Inc. (a)	106,000	3,485
		8,128
Health Care Equipment & Supplies - 3.0%
Alcon, Inc.	23,200	795
Baxter International, Inc.	92,400	4,107
Beckman Coulter, Inc.	8,300	414
Biomet, Inc.	37,800	1,025
Boston Scientific Corp. (a)	37,400	1,097
Medtronic, Inc.	117,800	5,048
St. Jude Medical, Inc. (a)	19,700	1,455
Stryker Corp.	18,000	963
Sybron Dental Specialties, Inc. (a)	75,000	1,388
Varian Medical Systems, Inc. (a)	63,500	2,575
Zimmer Holdings, Inc. (a)	188,350	6,717
		25,584
Health Care Providers & Services - 1.9%
Cardinal Health, Inc.	45,250	2,779
HCA, Inc.	53,500	2,541
McKesson Corp.	74,900	2,449
Tenet Healthcare Corp. (a)	52,800	3,778
UnitedHealth Group, Inc.	46,800	4,285
		15,832
Pharmaceuticals - 9.0%
Abbott Laboratories	57,800	2,176
Bristol-Myers Squibb Co.	179,300	4,608
Forest Laboratories, Inc. (a)	18,100	1,281
Johnson & Johnson	241,400	12,616
Merck & Co., Inc.	260,400	13,187
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Pfizer, Inc.	751,275	$ 26,295
Schering-Plough Corp.	175,000	4,305
Wyeth	205,200	10,506
		74,974
TOTAL HEALTH CARE		124,518
INDUSTRIALS - 11.4%
Aerospace & Defense - 2.0%
Boeing Co.	39,700	1,787
Lockheed Martin Corp.	143,600	9,980
Northrop Grumman Corp.	18,500	2,313
United Technologies Corp.	44,400	3,015
		17,095
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	25,900	1,599
Airlines - 0.7%
Continental Airlines, Inc. Class B (a)	56,400	890
Delta Air Lines, Inc.	62,400	1,248
JetBlue Airways Corp.	400	18
Northwest Airlines Corp. (a)	142,197	1,715
Southwest Airlines Co.	96,100	1,553
		5,424
Building Products - 1.1%
American Standard Companies, Inc. (a)	15,600	1,172
Masco Corp.	300,800	8,155
		9,327
Commercial Services & Supplies - 1.6%
Allied Waste Industries, Inc. (a)	75,200	722
Avery Dennison Corp.	34,900	2,190
Cendant Corp. (a)	203,200	3,227
First Data Corp.	154,000	5,729
Paychex, Inc.	37,500	1,173
		13,041
Construction & Engineering - 0.3%
Fluor Corp.	64,600	2,516
Industrial Conglomerates - 3.9%
3M Co.	22,400	2,755
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Industrial Conglomerates - continued
General Electric Co.	919,800	$ 26,720
Tyco International Ltd.	223,700	3,022
		32,497
Machinery - 1.1%
Albany International Corp. Class A	85,600	2,303
Danaher Corp.	43,400	2,880
Illinois Tool Works, Inc.	17,900	1,223
Lincoln Electric Holdings, Inc.	30,000	807
Navistar International Corp.	71,600	2,291
		9,504
Road & Rail - 0.5%
Kansas City Southern (a)	174,600	2,968
Union Pacific Corp.	19,300	1,221
		4,189
TOTAL INDUSTRIALS		95,192
INFORMATION TECHNOLOGY - 14.5%
Communications Equipment - 1.8%
Cisco Systems, Inc. (a)	483,500	6,745
Comverse Technology, Inc. (a)	107,900	999
Harris Corp.	26,400	957
Motorola, Inc.	368,100	5,308
Netscreen Technologies, Inc.	104,500	959
Tellium, Inc. (a)	74,500	69
		15,037
Computers & Peripherals - 2.7%
Apple Computer, Inc. (a)	48,600	861
Dell Computer Corp. (a)	323,900	8,467
EMC Corp. (a)	163,900	1,237
Hewlett-Packard Co.	148,000	2,261
International Business Machines Corp.	106,100	7,639
Sun Microsystems, Inc. (a)	432,900	2,169
		22,634
Electronic Equipment & Instruments - 0.6%
AU Optronics Corp. sponsored ADR	102,100	848
Avnet, Inc.	88,474	1,946
Millipore Corp.	8,900	285
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
PerkinElmer, Inc.	58,600	$ 648
Waters Corp. (a)	34,000	908
		4,635
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	64,900	958
IT Consulting & Services - 0.0%
SRA International, Inc. Class A	400	11
Office Electronics - 0.0%
Xerox Corp. (a)	62,500	436
Semiconductor Equipment & Products - 2.3%
Analog Devices, Inc. (a)	37,200	1,105
Applied Materials, Inc. (a)	39,100	744
Cypress Semiconductor Corp. (a)	35,900	545
Fairchild Semiconductor International, Inc. Class A (a)	156,200	3,796
Integrated Circuit Systems, Inc. (a)	22,200	448
Integrated Device Technology, Inc. (a)	31,100	564
Intel Corp.	293,100	5,355
Intersil Corp. Class A (a)	50,700	1,084
LAM Research Corp. (a)	42,900	771
Micron Technology, Inc. (a)	21,100	427
National Semiconductor Corp. (a)	30,000	875
Semtech Corp. (a)	28,500	761
Teradyne, Inc. (a)	36,000	846
Texas Instruments, Inc.	70,400	1,668
		18,989
Software - 7.0%
Adobe Systems, Inc.	21,200	604
BEA Systems, Inc. (a)	48,800	464
Compuware Corp. (a)	414,900	2,518
Microsoft Corp. (a)	738,000	40,363
Network Associates, Inc. (a)	150,500	2,900
Oracle Corp. (a)	621,100	5,882
Quest Software, Inc. (a)	112,700	1,638
Symantec Corp. (a)	95,200	3,127
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Synopsys, Inc. (a)	9,000	$ 493
Vastera, Inc. (a)	138,600	608
		58,597
TOTAL INFORMATION TECHNOLOGY		121,297
MATERIALS - 3.5%
Chemicals - 1.4%
Agrium, Inc.	174,300	1,700
Georgia Gulf Corp.	66,400	1,756
Lyondell Chemical Co.	194,900	2,943
Millennium Chemicals, Inc.	78,700	1,106
Olin Corp.	1,000	22
PPG Industries, Inc.	36,600	2,266
Praxair, Inc.	36,800	2,096
		11,889
Construction Materials - 0.4%
Lafarge North America, Inc.	43,902	1,543
Martin Marietta Materials, Inc.	36,200	1,412
		2,955
Containers & Packaging - 0.2%
Owens-Illinois, Inc. (a)	126,100	1,733
Metals & Mining - 1.5%
Alcan, Inc.	131,900	5,019
Alcoa, Inc.	57,100	1,893
Liquidmetal Technologies	40,600	471
Newmont Mining Corp. Holding Co.	60,600	1,596
Nucor Corp.	6,800	442
Phelps Dodge Corp.	83,200	3,428
		12,849
TOTAL MATERIALS		29,426
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 2.8%
AT&T Corp.	355,400	3,803
BellSouth Corp.	368,100	11,595
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
TeraBeam Networks (d)	4,800	$ 1
Verizon Communications, Inc.	186,100	7,472
		22,871
Wireless Telecommunication Services - 0.1%
Sprint Corp. - PCS Group Series 1 (a)	199,600	892
TOTAL TELECOMMUNICATION SERVICES		23,763
UTILITIES - 0.4%
Electric Utilities - 0.3%
FirstEnergy Corp.	61,900	2,066
Gas Utilities - 0.1%
Kinder Morgan, Inc.	28,500	1,084
Multi-Utilities & Unregulated Power - 0.0%
AES Corp. (a)	48,300	262
TOTAL UTILITIES		3,412
TOTAL COMMON STOCKS (Cost $836,437)		805,544
Convertible Preferred Stocks - 0.3%

INDUSTRIALS - 0.3%
Aerospace & Defense - 0.3%
Northrop Grumman Corp. $7.25	14,800	1,961
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Lucent Technologies, Inc. $80.00 (c)	500	241
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,003)		2,202
Convertible Bonds - 0.1%
Ratings (unaudited) (e)		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
EchoStar Communications Corp. 5.75% 5/15/08 (c)	Caa1	$ 1,000	$ 735
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Network Associates, Inc. 5.25% 8/15/06 (c)	-	170	227
TOTAL CONVERTIBLE BONDS (Cost $1,170)			962
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.66% to 1.69% 9/12/02 (Cost $1,146)	-	1,150	1,146
Money Market Funds - 6.2%
	Shares
Fidelity Cash Central Fund, 1.89% (b)	29,600,287	29,600
Fidelity Securities Lending Cash Central Fund, 1.93% (b)	21,982,890	21,983
TOTAL MONEY MARKET FUNDS (Cost $51,583)		51,583
TOTAL INVESTMENT PORTFOLIO - 103.2% (Cost $892,339)		861,437
NET OTHER ASSETS - (3.2)%		(26,657)
NET ASSETS - 100%		$ 834,780
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,203,000 or 0.1% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Geneprot, Inc.	7/7/00	$ 341
TeraBeam Networks	4/7/00	$ 18
(e) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $371,671,000 and $422,507,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $44,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $683,000 or 0.1% of net assets.

Income Tax Information

At June 30, 2002, the aggregate cost of investment securities for income tax purposes was $896,362,000. Net unrealized depreciation aggregated $34,925,000, of which $74,419,000 related to appreciated investment securities and $109,344,000 related to depreciated investment securities.

At December 31, 2001, the fund had a capital loss carryforward of approximately $151,998,000 all of which will expire on December 31, 2009.
The fund intends to elect to defer to its fiscal year ending December 31, 2002 approximately $10,089,000 of losses recognized during the period November 1, 2001 to December 31, 2001.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	June 30, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $21,679) (cost $892,339) - See accompanying schedule		$ 861,437
Receivable for investments sold		10,485
Receivable for fund shares sold		62
Dividends receivable		877
Interest receivable		51
Other receivables		36
Total assets		872,948
Liabilities
Payable to custodian bank	$ 183
Payable for investments purchased	13,837
Payable for fund shares redeemed	1,504
Accrued management fee	578
Other payables and accrued expenses	83
Collateral on securities loaned, at value	21,983
Total liabilities		38,168
Net Assets		$ 834,780
Net Assets consist of:
Paid in capital		$ 1,077,631
Undistributed net investment income		881
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(212,830)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(30,902)
Net Assets, for 19,624 shares outstanding		$ 834,780
Net Asset Value, offering price and redemption price per share ($834,780 ÷ 19,624 shares)		$ 42.54

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended June 30, 2002 (Unaudited)
Investment Income
Dividends		$ 5,397
Interest		214
Security lending		19
Total income		5,630
Expenses
Management fee Basic fee	$ 2,730
Performance adjustment	1,189
Transfer agent fees	770
Accounting and security lending fees	128
Non-interested trustees' compensation	5
Custodian fees and expenses	13
Registration fees	23
Audit	25
Legal	12
Miscellaneous	36
Total expenses before reductions	4,931
Expense reductions	(182)	4,749
Net investment income (loss)		881
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(41,978)
Foreign currency transactions	(13)
Futures contracts	172
Total net realized gain (loss)		(41,819)
Change in net unrealized appreciation (depreciation) on: Investment securities	(88,965)
Assets and liabilities in foreign currencies	21
Total change in net unrealized appreciation (depreciation)		(88,944)
Net gain (loss)		(130,763)
Net increase (decrease) in net assets resulting from operations		$ (129,882)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Amounts in thousands	Six months ended June 30, 2002 (Unaudited)	Year ended December 31, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 881	$ 4,026
Net realized gain (loss)	(41,819)	(162,497)
Change in net unrealized appreciation (depreciation)	(88,944)	6,144
Net increase (decrease) in net assets resulting from operations	(129,882)	(152,327)
Distributions to shareholders from net investment income	-	(4,742)
Distributions to shareholders from net realized gain	-	(4,373)
Total distributions	-	(9,115)
Share transactions Net proceeds from sales of shares	13,208	58,532
Reinvestment of distributions	-	7,936
Cost of shares redeemed	(53,147)	(142,436)
Net increase (decrease) in net assets resulting from share transactions	(39,939)	(75,968)
Total increase (decrease) in net assets	(169,821)	(237,410)
Net Assets
Beginning of period	1,004,601	1,242,011
End of period (including undistributed net investment income of $881 and undistributed net investment income of $0, respectively)	$ 834,780	$ 1,004,601
Other Information Shares
Sold	278	1,181
Issued in reinvestment of distributions	-	149
Redeemed	(1,138)	(2,860)
Net increase (decrease)	(860)	(1,530)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended June 30, 2002	Years ended December 31,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 49.04	$ 56.42	$ 71.72	$ 55.66	$ 54.11	$ 56.81
Income from Investment Operations
Net investment income (loss) D	.04	.19	.22	.18	.05	.08
Net realized and unrealized gain (loss)	(6.54)	(7.14)	(4.98)	22.23	1.50	4.46
Total from investment operations	(6.50)	(6.95)	(4.76)	22.41	1.55	4.54
Distributions from net investment income	-	(.23)	(.22)	(.18)	-	(.05)
Distributions in excess of net investment income	-	-	(.47)	(.02)	-	-
Distributions from net realized gain	-	(.20)	(9.85)	(6.15)	-	(7.19)
Total distributions	-	(.43)	(10.54)	(6.35)	-	(7.24)
Net asset value, end of period	$ 42.54	$ 49.04	$ 56.42	$ 71.72	$ 55.66	$ 54.11
Total Return B, C	(13.25)%	(12.37)%	(7.16)%	40.73%	2.86%	8.55%
Ratios to Average Net Assets E
Expenses before expense reductions	1.05% A	.78%	.58%	.58%	.62%	.65%
Expenses net of voluntary waivers, if any	1.05% A	.78%	.58%	.58%	.62%	.65%
Expenses net of all reductions	1.01% A	.74%	.52%	.51%	.54%	.59%
Net investment income (loss)	.19% A	.37%	.33%	.28%	.10%	.13%
Supplemental Data
Net assets, end of period (in millions)	$ 835	$ 1,005	$ 1,242	$ 1,533	$ 1,195	$ 1,430
Portfolio turnover rate	81% A	102%	267%	309%	348%	334%

AAnnualized

BTotal returns for periods of less than one year are not annualized.

CTotal returns would have been lower had certain expenses not been reduced during the periods shown.

DCalculated based on average shares outstanding during the period.

EExpense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended June 30, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Trend Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 pm Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .83% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .16% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $180 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $181 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $1.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(computer_graphic)
Fidelity On-line Xpress+®

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . .. . all on your desktop. Call Fidelity at 1-800-544-0240 or visit our web site for more information on how to manage your investments via your PC.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Capital Appreciation Fund

Contrafund®

Contrafund® II

Disciplined Equity Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund ®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST ®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

TRE-SANN-0802 157781
1.705631.104